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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in this registration statement.


Oklahoma City, Oklahoma                   ARTHUR ANDERSEN LLP
May 16, 1996